UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2011

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2002-11)
(Exact name of registrant as specified in its charter)

Delaware 001-16443 13-4026700
(State or other jurisdiction of
incorporation)
(Commission File Number) (IRS Employer Identification No.)
1585 Broadway, New York, New York 10036
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 761-2520

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.
U.S. Bank National Association ("U.S. Bank") succeeded Bank of America N.A. ("Bank of America") as trustee under the Trust Agreement, between MS Structured Asset Corp., as Depositor and U.S. Bank National Association,
as Trustee, as successor-in-interest to Bank of America, National Association, as Trustee, as successor by merger to
LaSalle Bank National Association, as Trustee, for SATURNS Trust no. 2002-11, dated October 28, 2002, together with Schedules I, II and III attached thereto, and the Standard Terms for Trust Agreements, between MSDW
Structured Asset Corp, as Depositor and Chase Bank of Texas, National Association as Trustee dated July 7, 1999.
U.S. Bank, was appointed trustee under an appointment agreement dated as of December 16, 2011 for which the final approval was received December 22. 2011. The appointment agreement is being filed as an exhibit.
U.S. Bancorp, with total assets exceeding $330 billion as of September 30, 2011, is the parent company of U.S.
Bank, the fifth largest commercial bank in the United States. As of September 30, 2011, U.S. Bancorp served approximately 17 million customers and operated over 3,000 branch offices in 25 states. A network of specialized
U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.
U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 Domestic and 3
International cities. The Trust Agreement will be administered from U.S. Bank's corporate trust office located in
Chicago, Illinois.
U.S. Bank has provided corporate trust services since 1924. As of September 30, 2011, U.S. Bank was acting as trustee with respect to over 84,000 issuances of securities with an aggregate outstanding principal balance of over
$3.2 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.
On December 30, 2010, U.S. Bank National Association purchased the domestic and European-based securitization trust administration businesses of Bank of America, National Association. Following the closing of the acquisition,
U.S. Bank succeeded to the duties of the Bank of America affiliate serving as trustee or agent, as applicable, under each client agreement except with respect to those transactions that require additional steps to be taken to transfer the appointments in accordance with the terms of the governing instrument or agreement or applicable law. Under the terms of the agreement, U.S. Bank Corporate Trust Services acquired approximately 2,150 active securitization and related transactions, which include custodial services with respect to more than 2.4 million residential mortgage files and 84,000 commercial mortgage files, and which include more than $1.1 trillion in underlying assets.
Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

(Exhibit No. Description)
99.1 Omnibus Instrument of Appointment and Acceptance of U.S. Bank National Association as Successor Trustee.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MS Structured Asset Corp.
(Depositor)
Date: December 28, 2011 By: /s/ In-Young Chase
Name: In-Young Chase
Title: Vice President